SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 29, 2004




                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)




 Delaware                           000-24931                 58-2395199
 --------                           ---------                 ----------
 (State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)




               3500 Lenox Road, Suite 200, Atlanta, Georgia 30326
               --------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 923-3500
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 12.  Results of Operation and Financial Condition.
          ---------------------------------------------


         On July 29, 2004, S1 Corporation ("S1") issued a press release announcing the results of operations for the quarter ended June 30, 2004. That press release is filed as Exhibit 99.1 to this report. Also on July 29, 2004, S1 held a conference call during which S1 discussed its second quarter results and presented certain other material relating to S1 and its operations. A replay of the conference call is available for playback two hours after the conference call is complete by dialing 800-626-7250. The access code is 8647915. The replay will be active until 5:00 p.m. EDT on August 5, 2004.




(c)     Exhibits



        Exhibit
        No.               Description
        ---               -----------

        99.1              Press release dated July 29, 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            S1 CORPORATION
                                            --------------
                                            (Registrant)




                                            /s/ Richard P. Dobb
                                            ------------------------------------
                                            Richard P. Dobb
                                            Vice President, General Counsel and
                                            Secretary





Date: July 29, 2004

                                  EXHIBIT INDEX



        Exhibit
        No.                Description
        ---                -----------

         99.1              Press release dated July 29, 2004.